SPDR® SERIES TRUST

SPDR Wells Fargo Preferred Stock ETF

(the “Fund”)

Supplement dated December 15, 2017 to the Prospectus and Statement of Additional Information (the “SAI”) each dated October 31, 2017, as supplemented

Effective January 31, 2018, the frequency with which the Fund generally declares and pays dividends from net investment income will change as indicated in the table below and all references in the Prospectus and SAI are revised accordingly.

Current declaration and payment of net investment income frequency	New declaration and payment of net investment income frequency
Quarterly	Monthly

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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